EXHIBIT 10.3


April 29, 1998


To:      Lundgren Bros. Construction, Inc.
         935 East Wayzata Boulevard
         Wayzata, Minnesota 55391
                                                                 THIRD AMENDMENT
                                                             TO LETTER AGREEMENT
Ladies and Gentlemen:

         This third amendment to letter agreement (the "Amendment") is being executed in order to amend certain of the terms and conditions contained in that certain letter agreement dated March 21, 1996, as previously amended by Amendment to Letter Agreement dated March 21, 1997, and by Second Amendment to Letter Agreement dated March 21, 1998 (hereinafter referred to as the "Letter Agreement") between Lundgren Bros. Construction, Inc., a Minnesota corporation (the "Borrower"), and U.S. Bank National Association, a national banking association, formerly known as First Bank National Association (the "Bank"). In consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Borrower and the Bank agree to further amend the Letter Agreement as follows:

         (a) Paragraph 1 of the Letter Agreement, as previously amended, is hereby deleted in its entirety and the following paragraph inserted in lieu thereof effective as of April 29, 1998:

                                    "1. Subject to the provisions of this letter
                           agreement, at the Borrower's request, the Bank shall make loans to the Borrower (a) during the period from the date of this letter agreement to August 31, 1998 in an aggregate amount not exceeding $2,300,000.00 at any time outstanding, and (b) during the period from September 1, 1998 to May 31, 1999 in an aggregate amount not exceeding $1,500,000.00 at any time outstanding (the "Line of Credit"). The Line of Credit is a revolving line of credit, and the Borrower may borrow, prepay and reborrow under the Line of Credit. The Borrower's obligation to repay such loans and to pay interest and other charges, fees and expenses thereon is evidenced by the Borrower's Third Amendment and Restatement of Promissory Note dated April 29, 1998, payable to the order of the Bank in the principal amount of $2,300,000.00 (together with any additional amendments, extensions, renewals and replacements thereof, called the "Revolving Note"). The Bank shall have no obligation to make any such loan after the occurrence

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                           of any default or event of default under the
                           Revolving Note or any other agreement of the Borrower with the Bank, or any other event that would accelerate or allow the Bank to accelerate payment of the Revolving Note. The Borrower shall use all proceeds of such loans solely for working capital of the Borrower."

         (b) Paragraph 4(a) of the Letter Agreement is hereby deleted in its entirety and the following paragraph inserted in lieu thereof effective as of April 29, 1998:

                           "`Borrowing Base' shall mean:

                                    (a) during the period from April 29, 1998 through August 31, 1998, the sum of (i) $1,100,000.00, plus (ii) the aggregate fair market value of the Borrower's investments which the Bank, in its sole discretion, shall deem acceptable, and in which the Bank shall have a perfected security interest constituting a first lien in form and substance acceptable to the Bank; and

                                    (b) during the period from September 1, 1998 through May 31, 1999, the sum of (i) $300,000.00, plus (ii) the aggregate fair market value of the Borrower's investments which the Bank, in its sole discretion, shall deem acceptable, and in which the Bank shall have a perfected security interest constituting a first lien in form and substance acceptable to the Bank."

         (c) Exhibit A attached to the Letter Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto and made a part hereof.

         (d) Except as herein expressly modified, all of the terms and conditions of the Letter Agreement shall remain in full force and effect.

                               Sincerely,

                               U.S. BANK NATIONAL ASSOCIATION,
                               a national banking association, formerly known as First Bank National Association


                               By:
                                  ----------------------------------------------

                               Its:
                                   ---------------------------------------------

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         Lundgren Bros. Construction, Inc. agrees to this Third Amendment to
Letter Agreement.

Executed as of April 29, 1998.

LUNDGREN BROS. CONSTRUCTION, INC.,
a Minnesota corporation


By:
   ---------------------------------------

Its:
    --------------------------------------

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                                    EXHIBIT A

                        LUNDGREN BROS. CONSTRUCTION, INC.

                             BORROWER'S CERTIFICATE


         I, _______________________, the chief financial officer of Lundgren Bros. Construction, Inc., a Minnesota corporation (the "Borrower"), pursuant to the letter agreement dated March 21, 1996, as modified by amendments to letter agreement dated March 21, 1997, March 21, 1998 and April 29, 1998, respectively (collectively, the "Agreement"), hereby certify to U.S. Bank National Association, formerly known as First Bank National Association (the "Bank"):

         1. As of the close of business on ____________, 199___ (the most recent Determination Date), the aggregate fair market value of the Borrower's investments in account number 000303451 at FBS Investment Services, Inc. was $_______________.

         2. As of the date of this Certificate, no event has occurred which constitutes a default or an event of default under the Revolving Note (as defined in the Agreement), or an event that would accelerate or allow the Bank to accelerate payment of the Revolving Note, or would constitute any default or event of default under the Revolving Note with notice or the passage of time or both.

Date of Certificate:  __________________, 19_____




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                                        Signature